Securities Act Registration No. 333-27581

Investment Company Act Reg. No. 811-08219

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SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

Pre-Effective Amendment No. __            [ ]

Post-Effective Amendment No. 7            |X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

Amendment No. 8

|X|

(Check appropriate box or boxes.)

THE THURLOW FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

3212 Jefferson Street, #416

Napa, California  94558

(Address of Principal Executive Offices)  (Zip Code)

(888) 848-7569

(Registrant's Telephone Number, including Area Code)

Thomas F. Thurlow

The Thurlow Funds, Inc.

3212 Jefferson Street, #416

Napa, California  94558

(Name and Address of Agent for Service)

Copy to:

Martina Hearn

Attorney at Law

555 Bryant St. #262

Palo Alto, California 94301

Approximate Date of Proposed Public Offering: As soon as practicable after the

Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

         |X|    immediately upon filing pursuant to paragraph (b)

         [ ]    on (date) pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a)(1)

         [ ]    on (date) pursuant to paragraph (a)(1)

         [ ]    75 days after filing pursuant to paragraph (a)(2)

         [ ]    on  (date)  pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

         [ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE

THURLOW

GROWTH

FUND

PROSPECTUS

[THURLOW FUNDS LOGO]

[PHOTO OF THOMAS F. THURLOW]

Welcome to The Thurlow Funds!

Dear Investor,

     Thank you for your interest in The Thurlow Growth Fund. The stock market is in a very tricky investment period, and individual investors are finding that it is becoming more difficult to find satisfactory investments without much research time and even a little luck.

     By investing in The Thurlow Growth Fund, you will have a professional money manager making your investment decisions for you, putting your money to work in a very diversified list of primarily domestic stocks.

     The Thurlow Growth Fund utilizes a middle-down ™ approach to investing. In this approach, the fund invests in stocks that are in undervalued sectors of the stock market, or in sectors that have strong upward momentum.

     The Thurlow Growth Fund is still a small mutual fund. I believe that a smaller, more agile mutual fund has a distinct advantage over larger, bloated mutual funds that are too big to take advantage of exciting market opportunities.

     This prospectus contains everything you need to become an investor in The Thurlow Growth Fund. Once you read the prospectus, simply fill out the application and include your initial investment in the enclosed envelope. Other ways to begin your account are also listed in the prospectus.

     Should you have any questions about your investment, please contact one of our account representatives toll-free at 1-888-THURLOW (848-7569). I am excited about working with you as an investor in The Thurlow Growth Fund.

Sincerely,

/s/ Thomas F. Thurlow

Thomas F. Thurlow, Portfolio Manager

                                              not a prospectus page

Prospectus October 31, 2003

THE THURLOW GROWTH FUND

The Thurlow Funds, Inc.

3212 Jefferson Street, #416

Napa, California 94558

1-888-848-7569

An aggressive growth mutual fund seeking capital appreciation.

         Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Thurlow Growth Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing
in The Thurlow Growth Fund ………………………..	3
Fees and Expenses ………………………………………	8
Investment Objective and Strategies …………………..	9
Management of the Fund ………………………………..	10
Determining Net Asset Value ……………………………	11
Purchasing Shares ……………………………………….	11
Redeeming Shares ……………………………………….	17
Dividends and Distributions ………………………………	21
Taxes ……………………………………………………….	22
Financial Highlights ………………………………………..	22

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE THURLOW GROWTH FUND

1. WHAT IS THE FUND'S GOAL?

The Thurlow Growth Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of U.S. companies.  The Fund invests in companies of all sizes, including smaller capitalization companies. The Fund also invests in call options on securities and stock indices.  When the Fund invests in call options, it is with the objective of obtaining capital appreciation, not hedging its portfolio. The Fund may sell a security short when the Fund's investment adviser thinks it will decline in value.  The Fund generally utilizes a "middle-down"(TM) approach to selecting stocks. The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position and invest substantially all of its assets in money market instruments.  The Fund's investment adviser actively trades the Fund's portfolio.  The Fund will sell a stock if it finds a better investment, when taking a temporary defensive position, or if the company's fundamentals deteriorate.  The Fund's annual portfolio turnover rate will generally exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

     o    MARKET RISK:  The prices of the  securities  in which the Fund invests may decline  for a number of  reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     o    OPTION INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs.  Since the Fund invests in options with the objective of obtaining capital appreciation not hedging its portfolio, any losses it incurs when investing in options is unlikely to be offset by gains elsewhere in its portfolio.  Also there may be times when a market for the Fund's outstanding options does not exist.

     o    ASSET ALLOCATION RISK: The Fund may take temporary defensive positions and invest substantially all of its assets in cash.  The Fund's relative performance would suffer if only a small portion of the Fund's assets were invested in stocks or call options during a significant stock market advance, and its absolute performance would suffer if a major portion of its assets were invested in stocks or call options during a market decline.

     o    HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

     o    SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less).  Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies.  Less trading volume may make it more difficult for the Fund's investment adviser to sell securities of smaller capitalization companies at quoted market prices.  Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies under-perform.

     o    GROWTH INVESTING RISK:  Our investment adviser may be wrong in its assessment of a company's potential for growth and the stocks we hold do not grow as our investment adviser anticipates.  From time to time "growth" investing falls out of favor with investors.  During these periods, the Fund’s relative performance may suffer.

     o    TECHNOLOGY COMPANIES RISK:  The Funds may invest in technology companies.  Technology companies may be subject to greater business risks and more sensitive to changes in economic conditions than other companies.  Company earnings in this sector may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing.  Investors' enthusiasm for technology stocks can also change dramatically.  Accordingly technology stock prices may fall sharply.

     o    SHORT SALES RISK: The Fund's investment performance will suffer if a security that it has sold short appreciates in value.  The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compares to the performance of the Standard & Poor's Composite Index of 500 Stocks and the Nasdaq Composite Index.  Please remember that the Fund's past performance, before and after taxes, is not necessarily an indication of its future performance.  It may perform better or worse in the future.

                        THURLOW GROWTH FUND

                        (TOTAL RETURN PER CALENDAR YEAR)

                              1998          43.34%

                              1999          213.21%

                              2000         -56.02%

                              2001         -26.15%

                              2002         -31.04%

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Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 89.56% (quarter ended December 31, 1999) and the lowest total return for a quarter was -25.94% (quarter ended December 31, 2000).

The Fund's 2003 year to date total return is +25.38% (January 1, 2003 through the quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED December 31, 2002

	1 Year	5 Years	Since Inception(1)
Thurlow Growth Fund Return Before Taxes	-31.04%	0.11%	-2.59%

Return After Taxes on Distributions (2)	-31.04%	-4.69%	-6.92%

Return After Taxes on Distributions and Sale of Fund Shares (3)	-18.90%	-1.77%	-3.68%

S&P 500 (4) (reflects no deduction for expenses or taxes)	-23.37%	-1.94%	-1.43%

NASDAQ Composite (5) (reflects no deduction for expenses or taxes)	-31.53%	-3.19%	-3.56%

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(1) The Fund's inception date was August 8, 1997.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) When the return after-taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

(5) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of over 5,000 common stocks listed on the NASDAQ Stock Market.

FEES AND EXPENSES

    The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on	No Sales Charge
Reinvested Dividends and Distributions

Redemption Fee	None*

Exchange Fee	None

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* Our transfer agent charges a fee of $20.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees	1.90% (2)
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.90%

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(1) Expenses in the table are based on expected expenses for the coming year.

(2) The Fund pays the investment adviser an annual investment advisory fee equal to 1.90% of the Fund's average net assets, and the Fund's investment adviser bears all expenses of the Fund except the investment advisory fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 Year.......................$193

                       3 Years.....................$597

                       5 Years.....................$1,026

                       10 Years...................$2,222

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors may lose money.

     The Fund invests primarily in common stocks of U.S. companies utilizing a "middle-down" investment approach. In middle-down analysis, the Fund focuses on a sector of the stock market it believes is either undervalued or is gaining momentum in the upward share prices of its components. Within such a sector, the Fund then focuses on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow.  Middle-down investing does not fit into a "style" box.  At different times or even at the same time, it can lead to the Fund investing in "growth" stocks, "value" stocks and stocks of any size market capitalization.  The Fund also uses the "middle-down" investment approach when it sells securities short.

     The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position.  This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper and commercial paper master notes, certificates of deposit of U.S. banks, repurchase agreements and money market mutual funds). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

     The Fund may buy put and call options on securities (including long- term equity options or "LEAPs") and stock indexes.  The Fund will more frequently buy call options than put options.  However, when the Fund believes a temporary defensive position is appropriate, it may buy put options in an effort to realize capital appreciation in a declining market.

MANAGEMENT OF THE FUND

Thurlow Capital  Management,  Inc. (the "Adviser") is the investment  adviser to the Fund. The Adviser's address is:

                           3212 Jefferson Street, #416

                             Napa, California 94558

     The Adviser has been in business since 1997 and has been the Fund's only investment adviser.  The Fund is the Adviser's only client.  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund.  All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund's portfolio manager, Thomas F. Thurlow.  Mr. Thurlow has been Chairman and Chief Executive Officer of the Adviser since 1997.  The Fund pays the Adviser an annual investment advisory fee equal to 1.90% of its average net assets.  In addition to providing investment advisory services to the Fund, the Advisor bears all expenses of the Fund, except the investment advisory fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses).

DETERMINING NET ASSET VALUE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.  It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

1.   Read this Prospectus carefully.

2.   Determine how much you want to invest keeping in mind the following minimums:

    a. New accounts

    o    Automatic Investment Plan

$   500

    o    Retirement/Tax-Deferred Accounts

$   500

    o    All other accounts

$  1000

    b. Existing accounts

    o    Dividend reinvestment

No Minimum

    o    All accounts (by mail)

$  100

    o    All accounts (by wire transfer)

$  500

3.   Complete an Account Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements.  If you have any questions or need applications or forms, please call 1-888-848-7569.

4.   Make your check payable to The Thurlow Growth Fund.  All checks must be drawn on U.S. banks.  The Fund will not accept cash or third party checks.  Mutual Shareholder Services, Inc., the Fund's transfer agent, will charge a $20 fee against a shareholder's account for any payment check returned for insufficient funds or stop-payment. The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.   Send the application and check by first class mail, express mail or overnight delivery service to:

                           Thurlow Growth Fund

                           c/o Mutual Shareholder Services

                           8869 Brecksville Road, Suite C

                           Brecksville, OH  44141-1921

Please call 1-888-848-7569  prior to wiring funds for information for setting up an account, if necessary, and in any event, to alert the Fund that a wire is being sent. You should wire funds to:

    Fifth Third Bank, N.A.

    ABA #042000314

    For credit to: Thurlow Growth Fund

    Account #729-74541

    For Further Credit to:

    Shareholder Account Name:                             ------------------------------------

    Shareholder Account Number:                               ----------------------------------

    Shareholder SSN or TIN:                           --------------------------------------

     Please remember that Fifth Third Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The Fund and Fifth Third Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL

INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as investment alternatives in the programs they offer or administer.  Servicing agents may:

     o    Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

     o    Use procedures and impose  restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     o    Charge fees to their  customers  for the services  they provide  them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     o    Be allowed to purchase  shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o    Be authorized to accept purchase orders on behalf of the Fund (and designate other  Servicing  Agents to accept purchase orders on behalf of the Fund). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

The Fund may reject any Account Application for any reason.  The Fund also reserves the right to stop offering shares at any time.  The Fund will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so.  The Fund will reject applications that do not have a U.S. address and a Social Security Number or a W-8BEN.  The Fund will not accept an account if the perspective investor is investing for another person as attorney-in-fact, or an account with "Power of Attorney" or "POA" in the New Account Application's registration section.

IDENTITY VERIFICATION PROCEDURES NOTICE:  The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing the New Account Application, the perspective investor will be required to supply the Fund with information, such as a taxpayer identification number, that will assist the Fund in verifying the investor’s identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify an investor’s identity.  As required by federal law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from the investor, to ensure that the information supplied in the application is correct.  Investor information will be handled in accordance with the Fund’s privacy policy.

The Fund will not issue certificates evidencing shares purchased, but will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.

Your investment in The Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

*  Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

*  A Gift or Transfer to Minor (UGMA or UTMA)

An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

*  Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

*  Business Accounts

Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

RETIREMENT/TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Fifth-Third Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $8.00 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

TYPES OF RETIREMENT/TAX-DEFERRED ACCOUNTS

*  Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

*  Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

*  Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

*  Coverdell Educational Savings Account

This plan allows individuals, subject to certain income limitations, to contribute up to $3,000 annually on behalf of any child under the age of eighteen.

*  SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

*  Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

*  403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax- deferred account.

*  401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

     Investors can obtain further information about the plans by calling the Fund at 1-888-848-7569.  Rules regarding whether you qualify for any of the offered retirement/tax-deferred accounts, and if so under what circumstances, change frequently.  The Fund recommends that all investors consult with a competent tax adviser or legal counsel regarding the plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.   Prepare a letter of instruction containing:

o        account number(s)

o        the amount of money or number of shares being redeemed

o        the name(s) on the account

o        daytime phone number

o       additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund's transfer agent, Mutual Shareholder Services, in advance, at 1-888-848-7569 if you have any questions.

2.   Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3.   Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

o        The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

o        The redemption proceeds are to be sent to an address other than the address of record

o        The redemption request exceeds $25,000

     A notarized signature is not an acceptable substitute for a signature guarantee.

4.   Send the letter of instruction by first class mail, express mail or overnight delivery service to:

                           Thurlow Growth Fund

                           c/o Mutual Shareholder Services

                           8869 Brecksville Road, Suite C

                           Brecksville,OH  44141-1921

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1.   Instruct Mutual Shareholder Services that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the Account Application.  If you have already opened an account, you may write to Mutual Shareholder Services requesting this option.  When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed.  Shares held in retirement plans cannot be redeemed by telephone.

2.   Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.   Call Mutual Shareholder Services at 1-888-848-7569.  Please do not call the Fund or the Adviser.

4.   Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     o    Mutual Shareholder Services receives your written request in proper form with all required information.

     o    Mutual Shareholder Services receives your authorized telephone request with all required information.

     o    A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

     o    For those shareholders who redeem shares by mail, Mutual Shareholder Services will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

     o    For those shareholders who redeem by telephone, Mutual Shareholder Services will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire.  Mutual Shareholder Services generally wires redemption proceeds on the business day following the calculation of the redemption price.  However, the Fund may direct Mutual Shareholder Services to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     o    For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

     o    The redemption may result in a taxable gain.

     o    Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions will be subject to federal income tax withholding.

     o    The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     o    If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     o    Mutual Shareholder Services will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o    The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund and Mutual Shareholder Services may modify or terminate its procedures for telephone redemptions at any time.  Neither the Fund nor Mutual Shareholder Services will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a shareholder cannot contact Mutual Shareholder Services by telephone, he or she should make a redemption request in writing in the manner described earlier.

     o    Mutual Shareholder Services currently charges a fee of $20 when transferring redemption proceeds to your designated bank account by wire.

     o    If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

     o    The Fund may pay  redemption  requests  "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash.

DIVIDENDS AND DISTRIBUTIONS

The  Fund  intends  to  pay  distributions on an annual basis and expects that distributions  will  consist  primarily  of  capital  gains.  You may elect to reinvest  income  dividends  and  capital  gain  distributions  in the form of additional  shares  of  the  Fund  or  receive  these  distributions  in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may send written notification to the Transfer Agent or call 1-888-848-7569.

TAXES

Fund dividends and distributions are taxable to most investors (unless your investment  is  in  an IRA or other tax-advantaged account).  Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are generally taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange, or redemption, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Additional tax information may be found in the Statement of Additional Information ("SAI").  Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operation.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the year ended June 30, 2003 has been audited by McCurdy & Associates CPS’a Inc., whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.  Information for the fiscal years or periods prior to the year ended June 30, 2003 was audited by the Fund's previous auditors.

The Thurlow Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2002	7/1/2001	7/1/2000	7/1/1999		7/1/1998
	To	to	to	to		to
	6/30/2003	6/30/2002	6/30/2001	6/30/2000		6/30/1999
Net Asset Value -
Beginning of Period	$3.80	$5.43	$22.86	$20.63		$9.09
Net Investment Income (Loss)	(0.04)	(0.05)	0.04	(0.29)	(1)	(0.17)
Net Realized and Unrealized Gains (Losses)	0.07	(1.58)	(10.93)	5.81	(1)	11.71
Total from Investment Operations	0.03	(1.63)	(10.89)	5.52		11.54
Distributions from Net Realized Gains (Losses)
Return of Capital	0.00	0.00	(4.12)	0.00		0.00
Distributions from Net Realized Gain from Security Transactions	0.00	0.00	(2.42)	(3.29)	(1)	0.00
Total Distributions	0.00	0.00	(6.54)	(3.29)		0.00
Net Asset Value -
End of Period	$3.83	$3.80	$5.43	$22.86		$20.63

Total Return	0.79%	(30.02)%	(55.66)%	55.61%		126.95%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,652	1,919	3,220	9,529		2,098
Ratio of Expenses to Average Net Assets	1.95%	2.13%	1.99%	1.95%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19)%	(1.02)%	0.37%	(1.26)%		(1.24)%
Ratio of Net Expenses to Average Net Assets - without fee waiver	1.95%	2.13%	1.99%	4.40%		12.85%
Ratio of Net Investment Income to Average Net Assets – without fee waiver	(1.19)%	(1.02)%	0.37%	(3.66)%		(12.19)%
Portfolio Turnover Rate	1485.56%	1907.35%	1342.00%	951.00%		1101.00%

(1) Calculated based on Average Shares Outstanding

     To learn more about The Thurlow Growth Fund you may want to read The Thurlow Growth Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund.  The Thurlow Growth Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about The Thurlow Growth Fund's investments by reading The Thurlow Growth Fund's annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Thurlow Growth Fund during its last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling

1-888-848-7569.

     Prospective investors and shareholders who have questions about The Thurlow Growth Fund may also call the above number or write to the following address:

                             The Thurlow Growth Fund

                             3212 Jefferson Street, #416

                             Napa, California 94558

     The general public can review and copy information about The Thurlow Growth Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.)  Reports and other information about The Thurlow Growth Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address publicinfo@sec.gov, or by writing to:

                            Public Reference Section

                            Securities and Exchange Commission

                            Washington, D.C. 20549-6009

     Please refer to The Thurlow Growth Fund's Investment Company Act File No. 811-08219 when seeking information about The Thurlow Growth Fund from the Securities and Exchange Commission.

THE THURLOW FUNDS, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

     o     Information we receive from you on or in applications or other forms, correspondence or conversations.

     o     Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                              not a prospectus page

INVESTMENT ADVISOR AND ADMINISTRATOR

Thurlow Capital Management, Inc.

Napa, California

DIVIDEND PAYING AGENT, SHAREHOLDER SERVICING AGENT, AND TRANSFER AGENT

Mutual Shareholder Services

Brecksville, Ohio

CUSTODIAN

Fifth Third Bank

Cincinnati, Ohio

COUNSEL

Martina Hearn, Attorney

Palo Alto, California

INDEPENDENT AUDITORS

McCurdy & Associates CPA’s Inc.

Westlake, Ohio

DIRECTORS

Thomas F. Thurlow

Rajendra Prasad, MD

Tamara Thurlow Field

Christine Owens

Stephanie E. Rosendahl

Natasha L. McRee

Robert C. McRee

not a prospectus page

STATEMENT OF ADDITIONAL INFORMATION                October 31, 2003

        FOR THE THURLOW GROWTH FUND

THE THURLOW FUNDS, INC.

3212 Jefferson Street, #416

Napa, California 94558

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Thurlow Funds, Inc., dated October 31, 2003 (the "Prospectus"), for The Thurlow Growth Fund. Requests for copies of the Prospectus should be made by writing to The Thurlow Funds, Inc., 3212 Jefferson Street, #416, Napa, California 94558, Attention: Secretary or by calling 1-888-848-7569.

      The following financial statements are included in the Annual Report, dated June 30, 2003 of The Thurlow Funds, Inc. (File No. 811-08219) for The Thurlow Growth Fund as filed with the Securities and Exchange Commission on September 9, 2003, which is incorporated by reference:

      o     Schedule of Investments

      o     Statement of Assets and Liabilities

      o     Statement of Operations

      o     Statements of Changes in Net Assets

      o     Financial Highlights

      o     Notes to the Financial Statements

      o     Independent Auditors' Report

                             THE THURLOW FUNDS, INC.

                                Table of Contents

                                                                        Page No.

                                                                        -------

GENERAL INFORMATION AND HISTORY.............................................

INVESTMENT RESTRICTIONS.....................................................

INVESTMENT CONSIDERATIONS...................................................

DIRECTORS AND OFFICERS OF THE CORPORATION..................................

PRINCIPAL SHAREHOLDERS.....................................................

INVESTMENT ADVISER, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING

  SERVICES AGENT...........................................................

INDEPENDENT AUDITORS.......................................................

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE...........................

DISTRIBUTION OF SHARES.....................................................

REDEMPTION OF SHARES.......................................................

ALLOCATION OF PORTFOLIO BROKERAGE..........................................

TAXES......................................................................

SHAREHOLDER MEETINGS.......................................................

CAPITAL STRUCTURE..........................................................

DESCRIPTION OF SECURITIES RATINGS..........................................

      No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by The Thurlow Funds, Inc.

      This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

      The Thurlow Funds, Inc., a Maryland corporation incorporated on April 30, 1997 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, The Thurlow Growth Fund (the "Fund").  The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

      The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

      1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

      2. The Fund may sell securities short to the extent permitted by the Act.

      3. The Fund may write put and call options to the extent permitted by the

Act.

      4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

      5. The Fund may pledge or hypothecate its assets to secure its borrowings.

      6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

      7. The Fund will not make investments for the purpose of exercising control or management of any company.

      8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

      9. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

      10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

      11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

      12. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

      The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

      1. The Fund will not invest more than 10% of the value of its net assets in illiquid securities.

      2. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

      3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

      4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

      The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

      The Prospectus describes the Fund's principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

      The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, commercial paper rated A-2 or better by Standard & Poor's Corporation or Prime-2 or better by Moody's Investors Service, Inc., commercial paper master notes, certificates of deposit of U.S. banks having capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, in excess of $100,000,000, money market mutual funds and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser (the "Adviser") will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

      Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

      When the Fund invests in securities of money market mutual funds, in addition to the advisory fees and other expenses the Fund bears directly in connection with its operations, as a shareholder of another investment company, the Fund would bear its pro rata share of the other investment company's advisory fees and other expenses. Such fees and other expenses will be borne indirectly by the Fund's shareholders.

U.S. Government Securities

      The Fund invests only in U.S. government securities that are backed by the full faith and credit of the U.S. Treasury. Yields on such securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio of investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio of investments in these securities.

Zero Coupon Treasury Securities

      The Fund may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. The Fund also may invest in U.S. treasury securities that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. treasury securities with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Foreign Securities

      The Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by foreign corporations. Such securities involve risks that are different from those of domestic issuers. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends toinvest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

Illiquid Securities

      The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 10% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

      Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Warrants

      The Fund also may invest up to 5% of its net assets in warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specific price during a specified period of time. Warrants have no dividend or voting rights.  The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities. The Fund will invest in warrants to participate in an anticipated increase in the market value of the underlying security without having to purchase the security to which the warrants relate. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Borrowing to Purchase Securities (Leverage)

      The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings, which may fluctuate with changing market rates of interest, may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks.

      As required by the Act, the Fund may borrow money only from banks and only if, immediately after the borrowing, the Fund maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, for any reason, (including adverse market conditions) the Fund fails to meet the 300% coverage test, the Fund will be required to reduce the amount of its borrowings within three business days to the extent necessary to meet this test.  This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

      In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Short Sales

      The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

      No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets.  Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Lending of Portfolio Securities

      In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities that have been loaned, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

      The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

High Yield Convertible Securities

      The Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." These convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Investments in such securities are subject to the risk factors outlined below.

      The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

      The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and the Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

      The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

      Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

      Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser should monitor the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on its own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed. However, the Adviser expects to sell promptly any convertible debt security that falls below a B rating quality.

Options on Securities and Index Option Transactions

      When buying a put option on a security, the Fund has the right in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. When buying a call option on a security, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. If a put or a call option which the Fund has purchased expires unexercised, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

      A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon the exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple.  All settlements of index option transactions are in cash.

      When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The Fund will not enter into an index option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

      When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

      Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

      Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks. Additionally, trading in index options requires different skills and techniques than those required for predicting changes in individual stocks.

Portfolio Turnover

      The Fund's annual portfolio turnover rate has approached or exceeded 1000% during each of the past four fiscal years ended June 30, 2003. The high portfolio turnover rate was largely due to the fact the Fund took frequent defensive positions during these fiscal years. Whether or not the Fund takes defensive positions is largely dependent on the Adviser's belief as to the best way to respond to perceived volatility in the stock market.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

      As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

                                Board of Directors

Name, Address and Age	Position held with Board	Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Director.	Other Directorships held by Director or Officer
Thomas F. Thurlow 3212 Jefferson St. #416 Napa, CA 94558 Age: 41	Director, Chairman of The Board of Directors	Since 1997	Portfolio manager for Thurlow Growth Fund. Attorney in private practice.	1	0
Rajendra Prasad, M.D. 1310 East Ocean Blvd. #1204 Long Beach, CA 90802 Age: 58	Director	Since June 30, 2002	Portfolio manager for Prasad Growth Fund. Physician in private practice	1	1
Tamara Thurlow Field 213 Nevillewood Ct., Austin, TX 78738 Age: 40	Director	Since 1999	Founder, President and CEO of Apollo Hosting, a web-hosting business.	1	0
Christine Owens 1063 Morse Ave., Apt. 2-305 Sunnyvale, CA 94089 Age: 38	Director	Since 1999	Business Solutions Manager at Interwoven, Inc.	1	0
Stephanie E. Rosendahl 510 Eagle Street Lakeway, TX 78734 Age: 37	Director	Since 1997	Founder, President and CEO of Web-Site Source, a web-hosting business.	1	0
Natasha L. McRee 712 Bermuda Street Lakeway, TX 78734 Age: 32	Director	Since 1997	President, LagoTech Inc., Marketing Consulting	1	0
Robert C. McRee 712 Bermuda Street Lakeway, TX 78734 Age: 31	Director	Since 1998	Software Consultant, LagoTech, Inc.	1	0

      The Corporation does not compensate its directors.

- ----------

      * Mr. Thurlow, Ms. Field and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Estimated Annual Benefits Upon Retirement	Compensation from Corporation Paid to Directors
Thomas F. Thurlow	$0	$0	$0	$0
Rajendra Prasad, MD	$0	$0	$0	$0
Tamara Thurlow Field	$0	$0	$0	$0
Christine Owens	$0	$0	$0	$0
Stephanie E. Rosendahl	$0	$0	$0	$0
Natasha L. McRee	$0	$0	$0	$0
Robert C. McRee	$0	$0	$0	$0

                             PRINCIPAL SHAREHOLDERS

      Set forth below are the names and addresses of all holders of the Fund's shares who as of October 15, 2003 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Corporation as a group.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
National Investors Services Corp. 55 Water Street New York, NY 10041*	29,519	7.19%
L. Martin Field IRA 2000 Yorkview Road Yorktown, VA 23692	28,631	6.97%
Chantal Foundation 2030 W. Sam Houston Parkway N. Houston, TX 77043	28,515	6.95%
Charles Schwab & Co. Inc. 9601 East Panorama Circle Englewood, CO 80112*	27,724	6.75%

- -----------------------------------

*All of the shares owned by National Investors Services Corp. and Charles Schwab & Co., Inc. were owned of record only.

BOARD INTEREST IN THE FUNDS

As of October 15, 2003, the Directors owned the following amounts in the Fund:

Name of Director	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Director
Thomas F. Thurlow*	$1-$10,000	$1-$10,000
Rajendra Prasad, MD	None	Over $100,000
Tamara Thurlow Field*	$10,001 - $50,000	$10,001 - $50,000
Christine Owens	$1 - $10,000	$1 - $10,000
Stephanie E. Rosendahl*	$10,001 - $50,000	$10,001 - $50,000
Natasha L. McRee	$10,001-$50,000	$10,001-$50,000
Robert C. McRee	$10,001 - $50,000	$10,001 - $50,000
* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

     As of October 15, 2003, all Directors as a group beneficially owned 24,822.846 shares, constituting 6.047% of the outstanding shares of the Fund.

                         INVESTMENT ADVISER, CUSTODIAN,

                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

      The investment adviser to the Fund is Thurlow Capital Management, Inc. (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund.  The Adviser is controlled by Thomas F. Thurlow, its sole officer and director.

      The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all expenses of the Fund, except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses). For the foregoing, the Adviser receives a monthly fee of 1/12th of 1.90% (1.90% per annum) of the daily net assets of the Fund.

      For fiscal years ending on or prior to June 30, 2000 the Fund paid the Adviser a monthly fee of 1/12th of 1.25% (1.25% per annum) of the daily net assets of the Fund. During such fiscal periods the only expenses of the Fund borne by the Adviser were sales and promotional expenses of the Fund not paid by the Fund pursuant to the Fund's Service and Distribution Plan then in effect.  During such fiscal years, the Fund paid all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to, the professional costs of preparing, and the cost of printing, its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses in connection with portfolio transactions.  The Fund also paid the fees of directors who were not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.  Effective July 1, 2000, all of such expenses were borne by the Adviser.

      Pursuant to the Advisory Agreement in effect prior to July 1, 2000, the Adviser had undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year.  Additionally, for the fiscal years ended June 30, 1999 and 2000, the Adviser agreed to reimburse the Fund for annual operating expenses in excess of 1.95% of the Fund's average net assets for each such period. The Fund monitored its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeded the expense limitation, the Fund created an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee was reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Effective July 1, 2000, if the Adviser fails to pay expenses of the Fund that it is obligated to pay, the Fund will create an account receivable from the Adviser for the amount of such unpaid expenses. In turn the Adviser's monthly fee will be reduced by the amount of such unpaid expenses.

      For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 2000, 2001, 2002 and 2003, the Fund paid the Adviser $98,357, $100,318, $46,128, and $29,893, respectively. During the fiscal year ended June 30, 2000, the Adviser reimbursed the Fund $184,631, for excess expenses.

      The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

In approving the continuation of the advisory agreement for the current term, the Board of Directors considered a number of factors, including the nature and quality of the services provided by the Adviser and the reasonableness of the compensation payable to the Adviser.  The Board of Directors also analyzed the expense ratio and performance of the Fund as compared to other funds with similar investment objectives.  On the basis of its review and the foregoing information, the Board of Directors determined that continuance of the advisory agreement was in the best interests of the Fund and its shareholders.

      The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

      From August 8, 1997 through March 31, 1999, the administrator to the Corporation was Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") the Administrator maintained the books, accounts and other documents required by the Act, responded to shareholder inquiries, prepared the Fund's financial statements and tax returns, prepared certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnished statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, kept and maintained the Fund's financial and accounting records and generally assisted in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund or the Company, furnished office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator received from the Fund a fee, paid monthly, at an annual rate of .06% of the first $200,000,000 of the Fund's average net assets, .05% of the next $500,000,000 of the Fund's average net assets, and .03% of the Fund's net assets in excess of $700,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee was $30,000. During the period from July 1, 1998 through March 31, 1999, the Fund incurred fees of $22,338 payable to the Administrator pursuant to the Administration Agreement. Some of the services provided by the Administrator pursuant to the Administration Agreement are now provided by Mutual Shareholder Services, Inc. ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, pursuant to an Accounting Services Agreement discussed below. To the extent they are not, they are provided by the Adviser.

      The Fifth Third Bank, an Ohio banking trust, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, The Fifth Third Bank has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund's operations.  The Fifth Third Bank does not exercise any supervisory function over the purchase and sale of securities.

      MSS serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Agreement.  As transfer and dividend disbursing agent, MSS has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

      From August 8, 1997 through March 31, 1999, pursuant to a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC, Firstar Mutual Fund Services, LLC maintained the financial accounts and records of the Fund and provided other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC received fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Mutual Fund Services, LLC was reimbursed for certain out of pocket expenses, including pricing expenses. During the period from July 1, 1998 through March 31, 1999, the Fund incurred fees of $17,678 payable to Firstar Mutual Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

      Effective April 1, 1999 the Corporation entered into an Accounting Services Agreement with MSS. Pursuant to the Accounting Services Agreement, MSS calculates the daily net asset value of the Fund, maintains the financial accounts and records of the Fund and provides other accounting services to the Fund.  For its accounting services, MSS receives an annual fee paid in monthly installments determined as follows:

Fund Net Assets	Yearly Fee
Less than $25,000,000	$21,000
$25,000,000 to $50,000,000	$30,500
$50,000,000 to $75,000,000	$36,250
$75,000,000 to $100,000,000	$42,000
$100,000,000 to $125,000,000	$47,750
$125,000,000 to $150,000,000	$53,500
Greater than $150,000,000	$59,250

MSS also provides a new client discount during the first year of the Accounting Services Agreement. During the period April 1, 1999 through June 30, 1999 and the fiscal year ended June 30, 2000, the Fund incurred fees of $2,738 and $27,772, respectively, payable to MSS pursuant to the Accounting Services Agreement. During the fiscal year ended June 30, 2001 the Adviser paid the fees owed to MSS under the Accounting Services Agreement.

CODE OF ETHICS

The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                              INDEPENDENT AUDITORS

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, serves as the independent auditors for the Fund. As such McCurdy & Associates CPA's, Inc. performs an audit of the Fund's financial statements.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

      The net asset value of the Fund normally is determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.

      The Fund's net asset value per share is determined by dividing the total value of its investments and other assets less any liabilities, by the number of its outstanding shares. Common stocks and securities sold short that are listed on any national stock exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the date the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on a national stock exchange or quoted on the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent asked price. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which there are no readily available market quotations are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

     The Fund may periodically advertise “average annual total return,” “average annual total return (after taxes on distributions),” and “average annual total return (after taxes on distributions and redemption”.   “Average annual total return,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where

P = a hypothetical $1,000 initial investment

T = average annual total return

n = number of years

  ERV = ending redeemable value at the end of the

applicable period of the hypothetical $1,000

investment made at the beginning of the

applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.  If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVD

Where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return  (after taxes on distributions); "n" equals the number of years;  and  "ATVD" equals the ending  value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVDR

     Where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions and redemption); "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemption.

     The Fund may also advertise performance information (a "non-standardized quotation"), which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return.  In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.  These non-standardized quotations do not include the effect of any applicable sales load, which, if included, would reduce the quoted performance.  A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

     The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund.  These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles.  The risks associated with the Fund's investment objective, policies and techniques should also be considered.  At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.  These may include the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index .

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc.  The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund.  Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

      The Fund's average annual compounded rate of return (after taxes on distributions and redemptions) for the one-year, five year periods ended June 30, 2003 and for the period from the Fund's commencement of operations (August 8, 1997) through June 30, 2003 were 0.48%, -0.56% and -1.73%, respectively.

      Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                             DISTRIBUTION OF SHARES

Automatic Investment Plan

      The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of Fund shares on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a pre-authorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of Fund shares. If such date is a weekend or holiday, such purchase shall be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automatic Clearing House ("ACH"). The Fund currently does not charge a fee for participating in the Automatic Investment Plan. the transfer agent, MSS, will impose a $20 fee if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the account application.  Shareholders may change the date or amount of investments at any time by writing to or calling MSS at 1-888-848-7569. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 60 days notice, if the account value is $500 or less.

RETIREMENT PLANS

     The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

     Individual shareholders may establish their own Individual Retirement Accounts ("IRA"). The Fund currently offer three types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income.  Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction.  Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions.  Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2.  Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA.  In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2).  Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA.  Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA.  The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder.  Following the death of the shareholder, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income).  The "annual limit" is $3,000 for 2002 through 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008.  After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2002 through 2005 and $1,000 beginning in 2006.  In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income).  An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Coverdell Education Savings Account.  In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age.  The maximum annual contribution is $2,000 per beneficiary.  The contributions are not tax deductible when made.  However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution.  The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes.  Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS.  The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions.  The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period.  The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA").  A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee.  Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $200,000 per year).  The $200,000 compensation limit applies for 2003 and is adjusted periodically for cost of living increases.  A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual).  When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below.  Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $7,000 per year to the SIMPLE IRA The $7,000 limit applies for 2002.  The applicable dollar limit for 2003 is $8,000, $9,000 in 2004 and $10,000 in 2005.  For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases.  A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $500 in 2002, $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006.  After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases.  In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions.  A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA).  A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

     A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code").  Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund.  Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

     A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax deductible contributions.  The plan consists of both profit sharing and money purchase pension components.  The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan.  The annual limit on employee salary reduction contributions is $11,000 for 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006.  After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan.  Employees who are ago 50 or older and who have contributed the maximum otherwise permitted under the Plan may generally make a "catch-up" contribution for the year of up to $1,000 in 2002, $2,000 in 2003, $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006.  After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost-of-living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income).  Compensation in excess of $200,000 as periodically indexed for cost-of-living increases is disregarded for this purpose.  The maximum amount that is deductible by the employer in either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees

     Fifth Third Bank, Cincinnati, Ohio, serves as trustee or custodian of the retirement plans.  Fifth Third Bank invests all cash contributions, dividends and capital gains distributions in shares of the Fund.  For such services, the following fees are charged against the accounts of participants; $8.00 annual maintenance fee per participant account.  The fee schedule of Fifth Third Bank may be changed upon written notice.

     Requests for information and forms concerning the retirement plans should be directed to the Corporation.  Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives.  Premature withdrawal from a retirement plan will result in adverse tax consequences.  Consultation with a competent financial and tax adviser regarding the retirement plans is strongly recommended.

                              REDEMPTION OF SHARES

      A shareholder's right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

      In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

During the fiscal year ended June 30, 2003, the Fund paid brokerage commissions of $60,365.66 on transactions having a total market value of $17,698,198.23.  During such year the Fund paid commissions of $46,808.36 on transactions having a total market value of $9,655,940.95 to brokers who provided research services to the Adviser.  During the fiscal year ended June 30, 2002, the Fund paid brokerage commissions of $81,144.11 on transactions having a total market value of $39,589,544.48. During such year the Fund paid commissions of $46,989.22 on transactions having a total market value of $18,819,760.79 to brokers who provided research services to the Adviser. During the fiscal year ended June 30, 2001, the Fund paid brokerage commissions of $121,119 on transactions having a total market value of $87,264,681. During the fiscal year ended June 30, 2000, the Fund paid brokerage commissions of $100,896 on transactions having a total market value of $133,299,383.

                                      TAXES

      The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

      If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security.

      With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock so acquired.

      The Fund may purchase or write options on stock indexes. Options on "broad based" stock indexes are generally classified as "non equity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such non equity options will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, non equity options held by the Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses.

      The Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If the Fund owns the underlying stock or acquires the underlying stock before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or fails to exercise a put option the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, the holding period will be determined by looking at the holding period of the option.

      Dividends from the Fund's net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to shareholders as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the Fund.

As of June 30, 2003, The Thurlow Growth Fund incurred capital loss carry-forwards of $5,250,097.  These capital loss carry-forwards may be used to offset future capital gains until the following expiration dates.

Total Capital Loss Carry-forward	Expiration
6/30/09 6/30/10 6/30/11
$5,250,097	$1,528,949 $3,089,216 $631,932

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry-forward.

      Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to the shareholder.

      Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

      This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

      The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

      The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

      Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

      If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

      After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

      The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Currently the shares of the Fund are the only series of shares being offered by the Corporation. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. Fractional shares entitle the holder to the same rights as whole shares.

                        DESCRIPTION OF SECURITIES RATINGS

      The Fund may invest in commercial paper master notes assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Services, Inc. ("Moody's"). The Fund also may invest in convertible securities assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade but rated at least B by Standard & Poor's or Moody's.

Commercial Paper Ratings

      A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Debt Ratings

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1.    Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3.    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

      AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest an repay principal is extremely strong.

      AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated "BBB" is regard as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

      Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.

      "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

      "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

      "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

      "Aaa" - Bonds which are rated "Aaa" are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities.

      "A" - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      "Baa" - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PROXY VOTING POLICIES

     The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Fund’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision.  When the Board of Directors of the Fund is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•    electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•    approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•    providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•    corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•    shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

                                     PART C

                                OTHER INFORMATION

Item 24. Exhibits

         (a)     Registrant's Articles of Incorporation. (1)

         (b)     Registrant's By-Laws, as amended. (1)

         (c)     None

         (d)     Investment Advisory Agreement with Thurlow Capital Management, Inc. relating to The Thurlow Growth Fund (3)

         (e)     None

         (f)     None

         (g)     Custody Agreement with The Fifth Third Bank (2)

      (h)(i)     Accounting Services Agreement with Mutual Shareholder Services,

                 Inc. (2)

     (h)(ii)     Transfer Agent Agreement with Mutual Shareholder Services, Inc.

                 (2)

         (i)     Opinion of Martina Hearn, Attorney, counsel for Registrant.

         (j)      Consent of McCurdy & Associates CPA's, Inc.

         (k)     None

         (l)     Subscription Agreement. (1)

         (m)     None

         (n)     None

         (p)     Code of Ethics of The Thurlow Funds, Inc. and Thurlow Capital Management, Inc.(3)

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(1)   Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on May 21, 1997 and its accession number is 0000897069-97-000251.

(2)   Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on September 1, 1999 and its accession number is 0000897069-99-000452.

(3)   Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 4 was filed on October 30, 2000 and its accession number is 0000897069-00-000526.

Item 25. Persons Controlled by or under Common Control with Registrant.  Registrant is not controlled by any person, nor does Registrant control any person.

Item 26. Indemnification

      Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.

            1.    The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

            2.    In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

            3.    The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

            4.    Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

            5.    The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

            6.    This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

            7.    "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

      Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 27. Business and Other Connections of Investment Adviser

      Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 28. Principal Underwriters

      Not Applicable.

Item 29. Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Thomas F. Thurlow, at Registrant's corporate offices, 3212 Jefferson Street, #416, Napa, California 94558.

Item 30. Management Services

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 31. Undertakings

      Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Napa and State of California on the 25th day of October, 2003.

                                          THE THURLOW FUNDS, INC.

                                                (Registrant)

                                          By:   /s/ Thomas F. Thurlow

                                                  Thomas F. Thurlow, President

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/Thomas F. Thurlow	President (Principal Executive, Financial and Accounting Officer) and a Director	October 25, 2003
/s/Rajendra Prasad, MD	Director	October 25, 2003
/s/Tamara Thurlow Field	Director	October 25, 2003
/s/Christine Owens	Director	October 25, 2003
/s/Stephanie E. Rosendahl	Director	October 25, 2003
/s/Natasha L. McRee	Director	October 25, 2003
/s/Robert C. McRee	Director	October 25, 2003

                                  EXHIBIT INDEX

   Exhibit No.                    Exhibit                            Page No.

        (a)         Registrant's Articles of Incorporation*

        (b)         Registrant's Bylaws*

        (c)         None

        (d)         Investment Advisory Agreement with Thurlow Capital Management, Inc. relating to The Thurlow Growth Fund*

        (e)         None

        (f)         None

        (g)         Custody Agreement with The Fifth Third Bank*

     (h)(i)         Accounting Services Agreement with Mutual Shareholder Services, Inc. *

    (h)(ii)         Transfer Agent Agreement with Mutual Shareholder Services, Inc. *

        (i)         Opinion of Martina Hearn, Attorney, counsel for Registrant

        (j)         Consent of McCurdy & Associates CPA's, Inc.

        (k)         None

        (l)         Subscription Agreement*

        (m)         None

        (n)         None

        (p)         Code of Ethics of The Thurlow Funds, Inc. and Thurlow Capital Management, Inc.*

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      * Incorporated by reference.